Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robin W. Devereux his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself or herself individually or on behalf of each of any affiliate of Summit Partners, L.P. that is not a portfolio company, including without limitation those entities listed on the attached Exhibit A, on matters relating to:

(a)         Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 144 promulgated under the Securities Act of 1933, as amended (the “33 Act”) and any and all regulations promulgated thereunder,  including filings with the Securities and Exchange Commission pursuant thereto;

(b)         any written ballot or proxy with respect to any investment securities owned beneficially or of record by any such entities;

(c)          such filings required pursuant to the Internal Revenue Code of 1986, as amended, and any related regulations, pertaining to such entities

(d)         economic exhibits relating to such entities; and

(e)          the PATRIOT Act.

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with, as applicable, (i) the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, and/or (ii) the Internal Revenue Service, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Said attorney-in-fact is entitled to amend Exhibit A from time to time to reflect additional affiliates of Summit Partners, L.P. that are not portfolio companies.

The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

[Exhibit A and Signature Pages Follow]

Power of Attorney

Exhibit A

Summit Ventures, L.P.	SD III-B TUI Blocker Corp
Summit Ventures II, L.P.	SPPE VII-B TUI Blocker Corp
Summit Ventures III, L.P.	SP PE VII-B AFCV Blocker Corp
Summit Ventures IV, L.P.	SP VC II-B TMFS Blocker Corp
Summit Ventures V, L.P.	SP PE VII-B VIP Blocker Corp
Summit V Companion Fund, L.P.	SD III-B Heald Holdings Corp
Summit V Advisors Fund, L.P.	SP PE VII-B Heald Holdings Corp
Summit V Advisors Fund QP, L.P.	SD III-B Salient Blocker Corp
Summit Subordinated Debt Fund, L.P.	SP PE VII-B Salient Blocker Corp
Summit Subordinated Debt Fund II, L.P.	SP SD IV-B Salient Blocker Corp
Summit Subordinated Debt Fund III-A, L.P.	SPVC II-B Winshuttle Blocker Corp
Summit Subordinated Debt Fund III-B, L.P.	SPVC II-B My Dentist Blocker Corp
Summit Accelerator Fund, L.P.	SV VI-B HCP Blocker Corp
SV Eurofund, C.V.	SPVC II-B Clearwater Analytics Blocker Corp
Summit Ventures VI-A, L.P.	SPVC II-B Hiperos Blocker Corp
Summit Ventures VI-B, L.P.	SP SD IV-B Announce Blocker Corp
Summit VI Entrepreneurs Fund L.P.	SV VI-B CAM Holdings, L.P.
Summit VI Advisors Fund, L.P.	Summit Ventures VI-B HCP, LP
Summit Founders’ Fund, L.P.	SV VI-B Tivoli Holdings, LP
Summit Founders’ Fund II, L.P.	SD III-B Tivoli Holdings, LP
Summit Accelerator Founders’ Fund, L.P.	SD II Eyeglass Holdings LP
Summit Partners Private Equity Fund VII-A, L.P	SV VI-B Eyeglass Holdings LP
Summit Partners Private Equity Fund VII-B, L.P	SV VI-B Bennington Holdings LP
Summit Partners Venture Capital Fund II-A, L.P.	SV VI-B Commnet Holdings, L.P.
Summit Partners Venture Capital Fund II-B, L.P.	SV VI-B Tippmann Holdings. L.P.
Summit Partners Subordinated Debt Fund IV-A, LP	SV VI Tippmann Holdings. L.P.
Summit Partners Subordinated Debt Fund IV-B, LP	SD III-B Tippmann Holdings, L.P.
Summit Partners Europe Private Equity Fund, LP	SV VI-B CD Holdings, L.P.
Summit Partners Growth Equity Fund VIII-A, LP	SV VI-B Focus Holdings, L.P
Summit Partners Growth Equity Fund VIII-B, LP	SDIII-B Focus Holdings, L.P
Summit Partners Venture Capital Fund III-A, LP	SV VI-B Aurora Holdings LP
Summit Partners Venture Capital Fund III-B, LP	SPPE VII-B Aurora Holdings, L.P.
Summit Investors, L.P.	SV VI-B LiteCure, L.P.
Summit Investors II, L.P.	SD III-B Nomacorc Holdings L.P.
Summit Investors III, L.P.	SP PE VII-B Nomacorc Holdings LP
Summit Investors (SAF) IV, L.P.	SD III-B TUI Holdings LP
Summit Investors VI, L.P.	SPPE VII-B TUI Holdings LP
Summit Investors I, LLC	SP PE VII-B AFCV Holdings LP
Summit Investors I (UK), L.P.	SP VC II-B TMFS Holdings, LP
Summit Incentive Plan, L.P.	SPPE VII-B SUN Holdings, LP
Summit Incentive Plan II, L.P.	SP PE VII-B VIP Holdings, L.P.
S-K Investment Corp	SP PE VII-B Heald Holdings, L.P.
Summit Partners Blocker, Inc.	SD III-B Heald Holdings, L.P.
Stamps, Woodsum & Co.	SD III-B Salient Holdings, L.P.
Stamps, Woodsum & Co. II	SP PE VII-B Salient Holdings, L.P.

Stamps, Woodsum & Co. III	SPVC II-B Winshuttle Holdings, LP
Stamps, Woodsum &Co. IV	SPVC II-B My Dentist Holdings, LP
Summit Partners II, L.P.	SPVC II-B Hiperos Holdings LP
Summit Partners III, L.P.	SPVC II-B Clearwater Analytics Holdings LP
Summit Partners IV, L.P.	SP SD IV-B Announce Holdings, LP
Summit Partners V, L.P.	SPSD IV-B Access Holdings, LP
Summit Partners LLC	SPPE VII-B Access Holdings, LP
Summit Partners SD, L.P.	Summit Partners Sarl
Summit Partners SD II, LLC	Summit Partners Holding GmBh
Summit Partners SD III, L.P.	Summit Partners II Sarl
Summit Partners SD III, LLC	Summit Beteiligungs GmbH
Summit Partners VI (GP), L.P.	Summit Verwaltings GMBH
Summit Partners VI (GP), LLC	Summit GmbH & Co. Beteiligungs KG
Summit Partners VC II LP	Summit Parners III Sarl
Summit Partners VC II LLC	IGEFI Holdings, LP
Summit Partner PE VII LP	IGEFI Licensing Sarl
Summit Partner PE VII LLC	IGEFI France Sarl
Summit Partners SD IV, LP	Finch Software Ltd
Summit Partners SD IV, LLC	Finch Software India PVT Ltd.
Summit Partners Europe, LP	IGEFI Deutschland GmbH
Summit Partners Europe, Ltd.	IGEFI U.K. Limited
Summit Investors Management, LLC	IGEFI US LLC
SV International	Summit Partners V Sarl
Summit Accelerator Partners, LLC	Summit Partners VI-A Sarl
Summit Accelerator Management, LLC	Summit Partners VI-B Sarl
SWC Holdings Co.	Summit Partners VI-A France
Summit Retained Earnings LP	Summit Partners VI-B France
Summit Partners FF Corp	Summit Partners VII-A Sarl
S-K Investment Corp	Summit Partners VII-B Sarl
Summit Partners Blocker, Inc.	Summit Partners VIII Sarl
Summit Partners Holdings, L.P.	Summit Partners TLK-A Sarl
Summit Partners Growth Equity VIII LLC	Summit Partners TLK-B Sarl
Summit Partners Growth Equity VIII LP	Summit Partners FMT Sarl
Summit Partners Venture Capital Fund III, LLC	Summit Partners WRI Sarl
Summit Partners Venture Capital Fund III, LP	Summit Partners OGN LUXCO SCA
Summit Investment Holdings Trust	Ogone SPRL (fka Ogone SA)
Summit Investors Holdings Trust	Ogone SAS
Summit Investment Holdings Trust II	Ogone BV
Shearson Summit Partners Management LP	Ogone GmbH (Germany)
HKL I Partners	Ogone GmbH (Austria)
HKL I, LLC	Ogone GmbH (SW)
Summit/Meditech LLC	Ogone Limited
Summit/CAM Holdings, LLC	Summit Partners India Private Equity
Summit/Sun Holdings LLC	Summit Partners India Holdco
Summit LogistiCare LLC	Summit Partners India Holdco, LP
Summit GCA Holdings LLC	Summit Partners JMB S.á.r.l
Summit Accelerator Management, LP	Summit Partners WRI S.á.r.l
Summit Accelerator Partners, LP	Summit Partners SFB S.á.r.l
Summit Partners, L.P.	Summit Partners DDN S.á.r.l

Summit Master Company LLC	Summit Partners VP- A, S.à r.l.
SW Management Corp	Summit Partners VP- B, S.à r.l.
Summit UK Advisory LLC	Summit Partners VI A SAS (French-co)
Summit Partners, Ltd.	Summit Partners VI B SAS (French-co)
Summit Partners, LP Savings and Investment Plan	Summit Partners WT- A, S.à r.l.
Summit Partners, LP Profit Sharing Plan and Trust	Summit Partners WT-B, S.à r.l.
Mt. Everest Fund, L.P.	Summit Partners FMT, S.à r.l.
Mt. Everest QP Fund, L.P.	Summit Partners TLK-A, S.à r.l.
Greenberg-Summit Management , LLC	Summit Partners TLK-B, S.à r.l.
Greenberg- Summit Partners, LLC	Summit Partners OGN (LUXCO) SCA
SD II Bennington Blocker Corp	Summit Partners India Private Investments I
SV VI-B Bennington Blocker Corp	Summit Partners India Holdco Investors
SD II Eyeglass Blocker Corp	Summit Partners India Holdco, LP
SV VI -B Eyeglass Preferred Blocker	Summit Partners India Venture Capital Investments
SV VI -B Eyeglass Common Blocker	Summit Partners AVT Cooperatief U.A
SV VI-B Commnet Common Blocker Corp.	Summit Partners AVT, LLC
SV VI-B Commnet Preferred Blocker Corp.	Sumpro Investment Advisory PVT LTD
SV VI B Tippmann Preferred Blocker Corp.	Lovett-Woodsum 1998 CGC TR
SV VI B Tippmann Common Blocker Corp.	Stamps 1998 CGC Trust
SD III-B Tippmann Blocker Corp	ABC Funding, LLC
SV VI-B Tivoli Blocker Corp.	SPPE VII-A CDIH Holdings, Inc
SD III-B Tivoli Blocker Corp.	SPPE VII-B CDIH Holdings, Inc
SV VI-B CAM Blocker Corp	SV VI-A CDIH Holdings, Inc
Summit Ventures VI-B HCP Blocker Corp	SV VI-B CDIH Holdings, Inc
SV VI-B CD Blocker Corp.	SV VI Affiliates CDIH Holdings, Inc
SPPE VII-B CD Blocker Corp.	Summit Partners Credit GP LP
Sparta Holding Corporation	Summit Partners Credit Advisors LP
SV VI-B Focus Blocker Corp	Summit Partners Credit GP LLC
SDIII-B Focus Blocker Corp	Summit Partners Credit Offshore Fund, LP
SV VI-B Aurora Blocker Corp.	Summit Partners Credit Fund, LP
SPPE VII-B Aurora Blocker Corp.	Summit Partners Credit Offshore Intermediate
SPVCII-B Anesthetix Blocker Corp	Summit Partners Credit Master, LP
SV VI-B LiteCure Blocker Corp.	BigPoint Manager SARL
SPPE VII-B Champion Blocker Corp	BigPoint Manager Investments SCA
SD III-B Nomacorc Blocker Corp	BigPoint Distribuicao De Entretenimento Online Ltda
SPPE VII-B Nomacorc Blocker Corp	Bigpoint International Holdco Ltd
SPVCII-B LiveOffice Blocker Corp	Bigpoint International Services Ltd
SPPE VII-B SUN Blocker Corp	SPPE VII-B CRG Blocker Corp
SPPE VII-B SSEC Blocker Corp	SPSD IV-B SSEC Blocker Corp
SP PE VII-B Zenith Blocker Corp	SP SD IV-B Zenith Blocker Corp
SP VC II-B WMS Blocker Corp	SPSD IV-B SSEC Holdings, LP
SPPE VII-B SSEC Holdings, LP	SP PE VII-B Zenith Holdings, L.P
SP SD IV-B Zenith Holdings, L.P	SPPE VII-B CRG Holdings, L.P
SP VC II-B WMS Holdings, L.P	Bigpoint Midco GMBH
Bigpoint Investments GMBH	HSYSTEMS ACQUISITION TWO INC
HSYSTEMS ACQUISITION ONE INC	HSYSTEMS TOP HOLDINGS INC
HSYSTEMS HOLDINGS INC	HSYSTEMS HOLDINGS LLC
Summit Partners Credit Fund A-1 LP	Summit Partners Credit Fund A-1 GP LLC

Summit Partners Credit A-1 GP LP	SPSD IV-B Progressive Blocker Corp
SP GE VIII-B Progressive Blocker Corp	SPVC II-B Efreightsolutions I Blocker Corp
SPVC II-B Efreightsolutions II Blocker Corp	SP GE VIII-B Access Blocker Corp
SPSD IV-B Progressive Holdings, LP	SPVC II-B Efreightsolutions Holdings LLC
SP GE VIII-B Access Holdings, L.P.	Summit Credit Funding LLC
Summit Whistler Funding II LLC	Summit Whistler Funding Inc.
SP SD IV-B RC Holdings, LP	SPVC III-B COMS Interactive Holdings, L.P
SPPE VII-B QSF Holdings, LP	SP GE VIII-B CITYMD Holdings, LP
SPPE VII-B QSF Holdings, LP	SV VI-B QSF Holdings, LP
SPGE VIII-B Parts Town Holdings, LP	SPSD IV-B Parts Town Holdings LP
SP SD IV-B Fronton Holdings LP	SP GE VIII-B Bluepearl Holdings LP
SPVC III-B Heart to Heart Blocker Corp	SP GE VIII-B RC Blocker Corp
SPSD IV-B RC Blocker Corp	SPVC III-B COMS Interactive Blocker Corp.
SP GE VIII-B CITYMD Blocker Corp	SPPE VII-B QSF Holdings Blocker Corp
SV VI-B QSF Holdings Blocker Corp	SPGE VIII-B Parts Town Blocker Corp
SPSD IV-B Parts Town Blocker Corp	SP SD IV-B Fronton Blocker Corp
SP GE VIII-B Bluepearl Blocker Corp	Summit Partners Credit II LLC
Summit Partners Credit Fund II, LP	Summit Partners Credit II, LP
Summit Partners Credit Offshore Intermediate Fund II, LP	Summit Partners Credit Offshore Fund II, LP
Summit Partners Credit A-2 LLC	Summit Partners Credit Fund A-2 LP
Summit Partners Credit A-2 LP	Summit Partners Credit Fund B-2, LP
Summit Partners Credit B-2, LP	Summit RKT VII-B Cayman Ltd
Summit RKT VII-B, LP	Summit Partners 360 Sarl FKA Summit Partners IX Sarl
Summit Partners 360 Cayman LP	Summit Partners UK Advisory LLP
Summit-Trio, LLC	Fronton Holdings, LLC
Fronton Investor Holdings, LLC	Butler Merger Sub II Inc
Butler Holdco II Inc	Summit Partners Entrepreneur
Butler Holdco Inc	Butler Merge Sub I Inc
Butler Group Holdings Inc	Summit Partners, LLP
Summit Partners Entrepreneur Advisors GP, LLC	Summit Partners Entrepreneur Advisors Fund I, L.P.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 27 day of August, 2008.

/s/ Gregory M. Avis
Gregory M. Avis

State of California	)

) ss:

County of San Mateo	)

On this 27 day of August, 2008, before me personally came Gregory M. Avis, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Lisa Franco
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 24 day of October, 2013.

/s/ Darren M. Black
Darren M. Black

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 24 day of October 2013, before me personally came Darren M. Black, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Meredith C. Twigg
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ John R. Carroll
John R. Carroll

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September 2008, before me personally came John R. Carroll, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

/s/ Peter Y. Chung
Peter Y. Chung

State of California	)

) ss:

County of San Mateo	)

On this 18 day of August, 2008, before me personally came Peter Y. Chung, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 5 day of September, 2008.

/s/ Scott C. Collins
Scott C. Collins

Kingdom of England	)

) ss:

City of London	)

On this 5 day of September, 2008, before me personally came Scott C. Collins, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Edward Gardiner
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Christopher J. Dean
Christopher J. Dean

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September, 2008, before me personally came Christopher J. Dean, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12 day of September, 2011.

/s/ Mark A. deLaar
Mark A. deLaar

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 12 day of September, 2011, before me personally came Mark A. deLaar, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Bruce R. Evans
Bruce R. Evans

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September, 2008, before me personally came Bruce R. Evans, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

/s/ Charles J. Fitzgerald
Charles J. Fitzgerald

State of California	)

) ss:

County of San Mateo	)

On this 18 day of August, 2008, before me personally came Charles J. Fitzgerald, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 21 day of August, 2008.

Craig D. Frances
Craig D. Frances

State of California	)

) ss:

County of San Mateo	)

On this 21 day of August, 2008, before me personally came Craig D. Frances, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7 day of September, 2011.

/s/ Greg S. Goldfarb
Greg S. Goldfarb

State of California	)

) ss:

County of San Mateo	)

On this 7 day of September, 2011, before me personally came Greg S. Goldfarb, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Lisa Marie Del Ben
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Thomas H. Jennings
Thomas H. Jennings

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September 2008, before me personally came Thomas H. Jennings, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 9 day of December, 2011.

/s/ Joseph J. Kardwell
Joseph J. Kardwell

Commonwealth of California	)

) ss:

County of San Mateo	)

On this 9 day of December, 2011, before me personally came Joseph J. Kardwell, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Laarni Canoy
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

Walter G. Kortshak
Walter G. Kortschak

State of California	)

) ss:

County of San Mateo	)

On this 18 day of August, 2008, before me personally came Walter G. Kortschak, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 5th day of September, 2008.

/s/ Sotiris T. Lyritzis
Sotiris T. Lyritzis

Kingdom of England	)

) ss:

City of London	)

On this 5 day of September 2008, before me personally came Sotiris T. Lyritzis, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Edward Gardiner
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Martin J. Mannion
Martin J. Mannion

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September, 2008, before me personally came Martin J. Mannion, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12 day of August, 2008.

/s/ Harrison B. Miller
Harrison B. Miller

State of California	)

) ss:

County of San Mateo	)

On this 12 day of August, 2008, before me personally came Harrison B. Miller, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Lisa Franco
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Kevin P. Mohan
Kevin P. Mohan

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September, 2008, before me personally came Kevin P. Mohan, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10 day of September, 2015.

/s/ Jay D. Pauley
Jay D. Pauley

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 10 day of September, 2015, before me personally came Thomas S. Roberts, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Theresa Han Choe
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Thomas S. Roberts
Thomas S. Roberts

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September, 2008, before me personally came Thomas S. Roberts, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 21 day of May, 2012.

/s/ Han K. Sikkens
Han K. Sikkens

Kingdom of England	)

) ss:

City of London	)

On this 23 day of May, 2012, before me personally came Johannes Kornelis Jan. Sikkens, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ J. B. Burgess
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10 day of September, 2008.

/s/ E. Roe Stamps
E. Roe Stamps

State of Florida	)

) ss:

County of Monroe	)

On this 10 day of September, 2008, before me personally came E. Roe Stamps, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Joanne Muniz
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 21 day of May, 2012.

/s/ Christian R. Strain
Christian R. Strain

Kingdom of England	)

) ss:

City of London	)

On this 23 day of May, 2012, before me personally came Christian Raymond Strain, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ J. B. Burgess
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7 day of September, 2011.

/s/ Alexander D. Whittemore
Alexander D. Whittemore

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 7 day of September, 2011, before me personally came Alexander D. Whittemore, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Stephen G. Woodsum
Stephen G. Woodsum

Commonwealth of Massachusetts	)

) ss:

County of Suffolk	)

On this 15 day of September, 2008, before me personally came Stephen G. Woodsum, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public